Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Allan Schwartz, the President, Chief Executive Officer and Chief Financial Officer of Europa Acquisition I, Inc., hereby certify, that, to my knowledge:

1.	The Amended Annual Report on Form 10-K for the year ended June 30, 2015, filed on March 1, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Annual Report on Form 10-K for the year ended June 30, 2015, fairly presents, in all material respects, the financial condition and results of operations of Europa Acquisition I, Inc.

EUROPA ACQUISITION I, INC.

Date: March 7, 2016	By:	/s/ Allan Schwartz
Allan Schwartz President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)